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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Event Reported: 12/8/99


                        MIDCOAST ENERGY RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


           Texas                      0-8898                 76-0378638
      (State or other               Commission            (I.R.S. Employer
      jurisdiction of               File Number          Identification No.)
       incorporation)


     Suite 2950,  1100 Louisiana Street,  Houston, Texas              77002
        (address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code: 713/650-8900
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               MIDCOAST ENERGY RESOURCES, INC.,  AND SUBSIDIARIES


Item 5.  Other Events

     In connection with the sale by Midcoast Energy Resources, Inc., a Texas corporation (the "Company"), to the public under its Registration Statement on Form S-3 (No. 333-70371), of 2,000,000 shares of common stock of the Company, par value $.01 per share, the Company entered into an Underwriting Agreement, dated December 8, 1999, with CIBC World Markets Corp. and Prudential Securities Incorporated, as representatives of the several underwriters listed on Schedule I thereto (the "Underwriting Agreement"). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     c)  Exhibits

     1.1 Underwriting Agreement, dated December 8, 1999, among the Company, CIBC World Markets, Inc., and Prudential Securities Incorporated, as representatives of the several underwrites named therein.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


MIDCOAST ENERGY RESOURCES, INC.

                                     /s/ Richard Robert
Date: December 10, 1999          By: _______________________________
                                     Treasurer
                                     Principal Financial Officer
                                     Principal Accounting Officer